SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

FIRST CAROLINA INVESTORS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FIRST CAROLINA INVESTORS, INC.

P.O. BOX 1827

FORT MILL, SOUTH CAROLINA 29716-1827

Notice of Annual Meeting of Shareholders

To Be Held on May 21, 2003

TO THE SHAREHOLDERS:

      Notice is hereby given that the 2003 Annual Meeting of Shareholders (the “Meeting”), of First Carolina Investors, Inc. (the “Company”), will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730 at 1:00 p.m., on May 21, 2003 for the following purposes:

1.	To elect six directors of the Company for the coming year.

2.	To consider and act on a proposal to ratify the appointment by the Board of Directors of KPMG LLP as the Company’s independent public accountants for the current year.

3.	To consider and act upon any other matters which may properly come before the Meeting.

      Only shareholders of record at the close of business on April 8, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Board of Directors

Cynthia J. Raby
Assistant Secretary

Dated: April 14, 2003

April 14, 2003

FIRST CAROLINA INVESTORS, INC.

PROXY STATEMENT

Annual Meeting of Shareholders

To Be Held on May 21, 2003

       This statement is furnished in connection with the solicitation by the Board of Directors of First Carolina Investors, Inc. (the “Company”) of proxies to be used at the Annual Meeting of Shareholders of First Carolina Investors, Inc. (the “Meeting”) to be held on May 21, 2003 at 1:00 p.m., and any adjournment thereof. The Meeting will be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730.

      Certain financial statements of the Company and the related notes are contained in the Annual Report. Under separate cover we have provided you with a copy of the Annual Report and most recent Semi-Annual Report. If you have not received the reports, a copy will be provided to shareholders without charge upon request directed to the Secretary, P.O. Box 1827, Fort Mill, South Carolina 29716. Copies are also available on the Securities and Exchange Commission’s web site at www.sec.gov. Shareholders may also use our toll-free number (1-800-781-7255) to request the reports. This Proxy Statement and Form of Proxy will first be sent to shareholders on or about April 17, 2003.

VOTING, SOLICITATION AND REVOCABILITY OF PROXIES

      The only voting securities of the Company are shares of common stock having no par value of which 3,500,000 are authorized. The total number of shares issued as of April 8, 2003 was 912,306, of which the Company holds 6,527 shares as treasury stock, leaving 905,779 shares outstanding and entitled to vote at the Meeting. The holders of common stock are generally entitled to one vote for each share of common stock on each matter submitted to a vote at a meeting of shareholders. Shareholders of record on April 8, 2003 will be entitled to vote on the matters described herein.

      The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Meeting, withdrawing such proxy and voting in person. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Meeting as to any proposal as to which the broker does not vote.

      The expense of solicitation of proxies will be borne by the Company. In addition to the use of mail, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefore) by means of personal interview, telephone, facsimile or other electronic means. It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward soliciting material to the shareholders and to obtain authorization for the execution of proxies. The Company may upon request reimburse banks, brokerage houses and other institutions, nominees or fiduciaries for their expenses in forwarding proxy materials to shareholders.

PRINCIPAL SHAREHOLDERS

      The following table shows the stock ownership as of April 8, 2003 of the shareholders who are known to the Company to be beneficial owners of more than five percent of the Company’s common stock.

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class (1)

Brent D. Baird	558,232 (2)	61.6%
Bruce C. Baird and 19 others
1350 One M&T Plaza
Buffalo, New York 14203

(1)	Based on the number of shares of common stock of the Company outstanding as of April 8, 2003 which was 905,779.
(2)	Mr. Brent D. Baird and Mr. Bruce C. Baird disclaim beneficial ownership or interest in all but 452,160 and 535,504, respectively, of such shares. These shares are held in family trusts or custodianships and by their wives, relatives, entities owned and controlled by the Baird family and business associates.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND OFFICERS

      The following table represents the number of shares of common stock of the Company beneficially owned by the directors, nominees and officers of the Company as of April 8, 2003.

Name of Director or Nominee	Shares Owned		Percent of Class (1)

Brent D. Baird	558,232	(2)	61.6%

Bruce C. Baird	558,232	(3)	61.6%

Theodore E. Dann, Jr.	200		*

Patrick W.E. Hodgson	6,700		*

James E. Traynor	10,612	(4)	1.2%

H. Thomas Webb III	29,018		3.2%

All directors and officers as a group	604,762		66.8%

*	Less than one percent

(1)	Based on the number of shares of common stock of the Company outstanding as of April 8, 2003, which was 905,779.
(2)	Mr. Brent D. Baird disclaims beneficial ownership or interest in all but 452,160 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Brent D. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(3)	Mr. Bruce C. Baird disclaims beneficial ownership or interest in all but 535,504 of such shares. The remaining shares are held in family trusts or custodianships and by his wife, relatives, corporations and associated parties which have joined in filing a Schedule 13D pursuant to certain regulations of the Securities and Exchange Commission (Bruce C. Baird and 19 others). However, the shareholders disclaim that they constitute a “group” as defined in the Securities and Exchange Act of 1934, as amended.
(4)	Includes 2,612 shares owned by Mr. Traynor’s wife. Mr. Traynor disclaims beneficial ownership with respect to the shares owned by his wife.

PROPOSAL 1 — ELECTION OF DIRECTORS

NOMINEES

      Six directors of the Company are to be elected to hold office until the next annual election of directors and until their successors have been duly elected and qualified. Certain information with respect to the nominees for election as directors is set forth below. Should any one or more of the persons named be unable or unwilling to serve (which is not expected) the proxies will be voted for such other person or persons as the directors may recommend.

      Any shareholder is entitled to vote, in person or by proxy, the number of shares standing of record in the shareholder’s name on the record date for as many persons as there are directors to be elected. Cumulative voting is not permitted. The affirmative vote of a majority of shares outstanding and entitled to vote is required to elect directors. The directors of the Company recommend a vote FOR the nominees listed below. Each of the following nominees was elected as a director at the 2002 Annual Meeting of Shareholders.

      The following information is presented with respect to those nominees who are considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

Brent D. Baird (1)(2), 64 1350 One M&T Plaza Buffalo, New York 14203	Chairman, President and Director	Since February 15, 1978	Mr. Baird is primarily a private investor and a registered person with Trubee Collins & Co., Inc., a member of the New York Stock Exchange.	M&T Bank Corporation Todd Shipyards Corporation Merchants Group, Inc. Ecology and Environment, Inc. Allied Healthcare Products, Inc.

Bruce C. Baird (2)(3), 57 215 Broadway Buffalo, New York 14204	Vice- President, Secretary, and Director	Since June 19, 1991	Since 1975, Mr. Baird has been Chairman and owner of Belmont Management Co., Inc., a real estate development and management company. Since 1985, Mr. Baird has been President of Belmont Contracting Co., Inc., a construction company.	Belmont Management Co., Inc. (a real estate development and management company)

(1)	Mr. Brent Baird oversees the securities investments on behalf of the Company. As a member of the Company’s management and a principal shareholder, Mr. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.
(2)	Brent D. Baird and Bruce C. Baird are brothers. No other directors or officers are related.
(3)	As a member of the Company’s management and a principal shareholder, Mr. Baird is an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

      The following information is presented with respect to those nominees who are not considered “interested persons” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Other
	Position(s)	Term of	Principal	Directorships
	Held	Office and	Occupation(s)	Held by Director
	With	Length of	During Past 5	or Nominee for
Name, Age and Address	Fund	Time Served	Years	Director

Theodore E. Dann, Jr., 50 750 E. Ferry Street Buffalo, New York 14211	Director	Since January 17, 1995	Since 1985 Mr. Dann has been Director, Vice President, Secretary, Treasurer and General Counsel for Ferro Alloys Services, Inc. He is also currently serving as Chairman and Chief Executive Officer of Buffalo Technologies Corporation (food products machinery).	Ferro Alloys Services, Inc. Buffalo Technologies Corporation (food products machinery)

Patrick W.E. Hodgson, 62 60 Bedford Road Toronto, Ontario M5R 2K2	Director	Since June 17, 1992	Mr. Hodgson has been Chairman of the Board of Todd Shipyards Corporation since February 1993 and has been the President of Cinnamon Investments Ltd. since 1981.	Todd Shipyards Corporation M&T Bank Corporation

James E. Traynor, 53 1030 Assembly Drive Fort Mill, South Carolina 29708	Director	Since May 29, 1998	Mr. Traynor is President of Clear Springs Development Co, LLC (real estate development).

H. Thomas Webb III, 55 Suite 1300 400 South Tryon Street Charlotte, North Carolina 28201	Director	Since June 30, 1979	Mr. Webb is Senior Vice President of Crescent Resources, Inc. (real estate development company).

DOLLAR RANGE OF EQUITY SECURITIES

      The following table gives information regarding the dollar range of equity securities in the fund for the directors and nominees as of April 8, 2003.

Dollar Range of
Equity Securities
Name of Director or Nominee	in the Fund (1)

Brent D. Baird	over $100,000

Bruce C. Baird	over $100,000

Theodore E. Dann, Jr.	$10,001 – $50,000

Patrick W.E. Hodgson	over $100,000

James E. Traynor	over $100,000

H. Thomas Webb III	over $100,000

(1)	Based on the sales price for a share of common stock of the Company on April 11, 2003, which was $86.00.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, officers and persons who own more than 10 percent of a registered class of the Company’s securities file reports with the Securities and Exchange Commission of any purchase or sale of the Company’s common stock and provide the Company with a copy of the Section 16(a) forms they file. Based solely on a review of all such forms furnished to the Company, the Company believes that with respect to fiscal year 2002, all such persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS

      The following is a listing of the Company’s executive officers:

		Principal Occupation and
		Business Experience for
Name and Position	Age	Past 5 Years

Brent D. Baird Chairman of the Board of Directors, President and Director	64	See table under “Nominees.”

Bruce C. Baird Vice President, Secretary, Treasurer and Director	57	See table under “Nominees.”

      Brent D. Baird and Bruce C. Baird are brothers. No other directors or officers are related.

EXECUTIVE OFFICERS’ AND DIRECTORS’ COMPENSATION

      Each director received compensation of $2,500 for each of the four meetings of directors attended in 2002 and $1,000 per Audit Committee meeting attended. The Chairman also received a monthly salary of $1,500.

Total
Compensation
Name of Person, Position	from the Company

Brent D. Baird	$32,500 (1)
Chairman, President and Director

Bruce C. Baird	$10,000
Vice-President, Secretary, and Director

H. Thomas Webb III (2)	$10,000
Director

Theodore E. Dann, Jr.	$12,000
Director

Patrick W. E. Hodgson	$12,000
Director

James E. Traynor (2)	$12,000
Director

(1)	This includes the Company’s contribution to the named officer’s Simplified Employee Pension plan (“SEP”) as defined in the Internal Revenue Code of 1986, as amended. Pursuant to the SEP, the Company may make annual contributions not to exceed the lesser of $22,500 or 25 percent of the eligible person’s total compensation. For 2002, this amount was $4,500 for Mr. Brent Baird. Estimated annual benefits upon retirement are not determinable. The plan is a defined contribution plan, not a defined benefit plan, and benefits received by the named officer will depend on a number of factors including the officer’s investment choices and results and withdrawal amounts.
(2)	The Company had a non-qualified Deferred Compensation Plan, pursuant to which directors and officers of the Company, as designated by the Board of Directors, may elect to defer payment of certain amounts of their fees or salary. Messrs. Webb and Traynor have participated in the plan, accumulating $1,396,392 and $801,178, respectively. As of January 1, 1998, additional contributions are no longer allowed.

MEETINGS AND COMMITTEES OF DIRECTORS

      There are three committees of directors. They are the Executive Committee, the Pricing Committee and the Audit Committee. The Executive Committee is composed of Brent D. Baird, Patrick W.E. Hodgson and H. Thomas Webb III. Mr. Baird is considered an “interested person” as defined in section 2(a)(19) of the Investment Company Act of 1940. The Executive Committee is charged with many of the duties and responsibilities of the Board of Directors between meetings of the Board. The Executive Committee did not meet during 2002. The Pricing Committee is composed of Brent D. Baird and H. Thomas Webb III. The Pricing Committee shall determine the fair value of certain securities that cannot be given a market value through market quotations which are readily available, either through a national pricing service approved by the Board or by independent broker-dealers or market makers, also in accordance with the valuation procedures approved by the Board. The Pricing Committee will provide the value to be used for such securities until another valuation source is identified through one of the two sources outlined above. The Audit Committee is composed of Patrick W.E. Hodgson, Theodore E. Dann, Jr. and James E. Traynor. The Audit Committee is charged with the duty of reviewing and considering the auditors’ fee estimates, billings and independence. The Audit Committee is available to the auditors during the audit and meets with the auditors after completion of the audit to review the financial statements of the Company, the auditors’ assessment of the correctness and quality of the financial statements and the recommendations of the auditors on internal controls. The Audit Committee also reviews and oversees internal accounting policies and practices. The Audit Committee held two meetings during 2002.

      The directors do not maintain a nominating or compensation committee. The Board of Directors held four meetings during 2002. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

      Audit Committee Report. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, Messrs. Dann, Hodgson and Traynor, each of whom is independent within the guidelines for independence established by the New York Stock Exchange. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter adopted October, 2002 is attached to this Proxy Statement as Appendix A.

      Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

      Based upon the Audit Committee’s discussions with management and the independent accountants, and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

PATRICK W.E. HODGSON, CHAIR
THEODORE E. DANN, JR.
JAMES E. TRAYNOR

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc. (“Trubee, Collins”), of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company is a registered person. The total commissions paid by the Company to Trubee, Collins in the Company’s last three years were $2,300, $32,115, and $31,595 for 2002, 2001 and 2000, respectively.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors recommends that the shareholders ratify the appointment of KPMG LLP as independent public accountants for the Company for the current year. A representative of KPMG LLP will be available via telephone during the Meeting and, if so desired, will have an opportunity to make a statement. The representative will be able to respond to appropriate questions.

      Approval of the proposal to ratify the selection of KPMG LLP as the Company’s independent public accountants for the current year requires a favorable vote of a majority of the outstanding shares. Under the provisions applicable to investment companies, a vote of the majority of the outstanding shares means the lesser of (a) 67 per centum or more of the shares present at the Meeting, if the holders of more than 50 per centum of the outstanding shares are present in person or represented by proxy, or (b) more than 50 per centum of the outstanding shares of the Company.

      The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of KPMG LLP as independent public accountants for the current year.

PROPOSAL 3 — OTHER MATTERS

      The Board of Directors does not know of any business which will be presented at the Meeting other than the matters specifically set forth in the Notice of Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the accompanying Form of Proxy and acting thereunder will vote in accordance with their best judgment of such matters.

AUDIT AND RELATED FEES

      Set forth below is information relating to the aggregate KPMG LLP fees for professional services rendered for the fiscal year ended December 31, 2002.

      Audit Fees. The aggregate KPMG LLP fees for all professional services rendered in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2002, were $45,000.

      Financial Information Systems Design and Implementation Fees. KPMG LLP did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002 and therefore no fees were incurred.

      All Other Fees. The aggregate KPMG LLP fees for professional services rendered to us, other than the services described above under “Audit Fees”, for the fiscal year ended December 31, 2002, were $45,750. These primarily consist of fees for tax related matters.

      The Audit Committee of the Board has considered whether provision of the services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected KPMG LLP’s independence.

SHAREHOLDER PROPOSALS

PROPOSALS IN THE COMPANY’S PROXY STATEMENT

      Shareholders having proposals which they desire to present at next year’s annual meeting should, if they desire that such proposals be included in the Board of Directors’ proxy and proxy statement relating to such meeting, submit such proposals in time to be received by the Company at its principal executive office in Charlotte, North Carolina, not later than December 29, 2003. To be so included, all such submissions must comply with the requirements set forth in Rule 14a-8 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Board of Directors directs the close attention of interested shareholders to such rule.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY’S PROXY MATERIAL

      For any stockholder proposal to be presented in connection with the 2004 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Company. To be timely, a shareholder’s notice must be delivered to the Company not later than March 12, 2004.

      Shareholders are urged to sign the enclosed Form of Proxy solicited on behalf of the directors and return it at once in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders’ direction.

By Order of the Directors

Cynthia J. Raby
Assistant Secretary

Fort Mill, South Carolina

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF
FIRST CAROLINA INVESTORS, INC.

      This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of First Carolina Investors, Inc. (the “Fund”). The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

      The Audit Committee has as its primary purpose oversight responsibility for the integrity of the Fund’s financial reporting and portfolio compliance processes, and for the adequacy of the Fund’s overall system of internal controls.

Authority

      The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

      The Audit Committee shall be composed of not less than two members of the Board of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, each of whom is able to read and understand financial statements. As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee or a member of the Board of Directors, or be an affiliated person of the Fund. As required by Section 407 of the Sarbanes-Oxley Act of 2002, one or more members of the Audit Committee must be a “financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

      The members of the Board of Directors who are members of the Audit Committee are Patrick W.E. Hodgson, Theodore E. Dann, Jr., and James E. Traynor. The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee. Each member of the Audit Committee shall serve until a successor is appointed.

Meetings

      The Audit Committee shall meet once a year, with additional meetings being held as deemed appropriate by the Chair of the Committee. Nancy E. Gates, Esq., counsel to the Fund, will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee. Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

Responsibilities of the Audit Committee

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountants, and the individuals at First Carolina Investors, Inc. who provide financial and executive management of the Fund (“Management”).

      In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.	Review and recommend to the Board of Directors which independent public accountants should be selected to audit the books of the Fund.

2.	Evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to Management and to receive the specific representations of the independent public accountants as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any preapproval requests submitted by the independent public accountants as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

3.	Meet with the independent public accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Fund’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountants’ audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

4.	Review with the independent public accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.

5.	Review periodically with the independent public accountants the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

6.	Provide the independent public accountants with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present. Among the items to be discussed in these meetings are the independent public accountants’ evaluation of Management’s financial and accounting personnel, and the cooperation which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

7.	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

8.	Review fees of the independent public accountants in relation to services provided to the Fund.

9.	Investigate any improprieties or suspected improprieties in the Fund’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

10.	Summarize the proceedings of all meetings of the Audit Committee at meetings of the Board of Directors of the Fund.

11.	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

12.	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with “best practices” of the investment company industry.

Adopted October, 2002.

FIRST CAROLINA INVESTORS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
May 21, 2003 at 1:00 p.m.

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of First Carolina Investors, Inc., a Delaware corporation, hereby constitutes and appoints PATRICK W.E. HODGSON and BRUCE C. BAIRD or either of them, each with full powers of substitution, as attorneys and proxies for and on behalf of the undersigned, to act for and vote all of the shares of common stock of FIRST CAROLINA INVESTORS, INC. held or owned by the undersigned or standing in the name of the undersigned, at the Annual Meeting of Shareholders to be held at the Hilton Garden Inn, 650 Tinsley Way, Rock Hill, South Carolina 29730, on May 21, 2003 at 1:00 p.m., or any adjournment thereof, on the following matters:

       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to any matters under Proposal 3.

Item 1.	ELECTION OF DIRECTORS:

Brent D. Baird	Bruce C. Baird	Theodore E. Dann, Jr.	Patrick W.E. Hodgson	James E. Traynor	H. Thomas Webb III

(a) ☐ FOR all nominees listed above (except as indicated below)	(b) ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below):

Item 2.	To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the current year.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

Item 3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(SEE REVERSE SIDE)

THE UNDERSIGNED hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 14, 2003 and the Proxy Statement furnished herewith.

Dated:________________________________________________ , 2003

Signature

Signature (if held jointly)

Please sign exactly as name appears on stock records. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.